UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

                        Date of report (Date of earliest event reported):                            January 13, 2006

            HNI Corporation
(Exact Name of Registrant as Specified in Charter)

                    Iowa                                         0-2648                                      42-0617510
     (State or Other Jurisdiction                    (Commission                                 (IRS Employer
             of Incorporation)                           File Number)                                 Identification No.)

414 East Third Street, P.O. Box 1109, Muscatine, Iowa  52761-0071
(Address of Principal Executive Offices, Including Zip Code)

                        Registrant's telephone number, including area code:                     (563) 272-7400

                                    N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

___    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
          (17 CFR 240.14d-2(b))

___    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
          (17 CFR 240.13e-4(c))

ITEM 8           OTHER EVENTS

Item 8.01        Other Events.

On January 13, 2006, HNI Corporation issued a press release announcing the signing of an agreement to purchase Lamex, a privately held Chinese manufacturer and marketer of office furniture, the text of which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9           FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01        Financial Statements and Exhibits.

The following exhibit relating to Item 8.01 is filed as part of this Current Report on Form 8-K.

Exhibit No.      Description

      99.1             Text of press release dated January 13, 2006.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION
Date:	January 13, 2006	By	/s/ Jerald K. Dittmer
Jerald K. Dittmer Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.      Description

    99.1              Text of press release dated January 13, 2006.